UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 31, 2025, Sterling Bancorp, Inc. (the “Company” or “Sterling”) issued a press release announcing the closing of the previously announced sale of all of the issued and outstanding shares of Sterling Bank and Trust, F.S.B. (the “Bank”) to EverBank Financial Corp (“EverBank”), which became effective as of 12:01 a.m. (Eastern Time) on April 1, 2025. In connection with the closing of the sale transaction, the Company received a fixed purchase price of $261 million in cash pursuant to the definitive Stock Purchase Agreement by and among the Company, the Bank and EverBank. Immediately following the effectiveness of the sale transaction, the Bank merged with and into EverBank, National Association, the bank subsidiary of EverBank, with EverBank, National Association as the surviving bank. Following the effectiveness of the bank merger, the separate corporate existence of the Bank ceased.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On March 28, 2025, the Bank completed the previously announced sale of all of its residential tenant-in-common mortgage loans to Bayview Acquisitions LLC, a Delaware limited liability company (“Bayview”), pursuant to the definitive Mortgage Loan Purchase Agreement between the Bank and Bayview, which was a condition to the closing of the sale transaction.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 31, 2025, the Company notified the Nasdaq Capital Market (“Nasdaq”) of the closing of the sale transaction and requested that Nasdaq (i) halt trading of the Company’s common stock after the close of trading on March 31, 2025 and (ii) withdraw the Company’s common stock from listing on Nasdaq.

On April 1, 2025, the Company filed a certificate of dissolution with the Michigan Department of Licensing and Regulatory Affairs in order to wind down and dissolve the Company in accordance with Michigan law and the Company’s previously announced Plan of Dissolution. In connection with the dissolution of the Company, on April 1, 2025, following the filing of the certificate of dissolution, the Company filed with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 of the delisting of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company’s common stock will no longer be listed on Nasdaq.

Additionally, the Company expects to file a Form 15 with the SEC within the next 20 days requesting the deregistration of the Company common stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the closing of the sale transaction, Peggy Daitch, Tracey Dedrick, Benjamin Wineman and Eboh Okorie have resigned from their roles as directors of the Company.

Also effective as of the closing of the sale transaction, Thomas M. O’Brien stepped down as Chairman, President and Chief Executive Officer, Christine Meredith stepped down as Chief Operating Officer, Karen Knott stepped down as Executive Vice President, Elizabeth M. Keogh stepped down as Chief Legal Officer and Corporate Secretary and Eleni Willis stepped down as Chief Risk Officer. Mr. O’Brien will remain on the Board of Directors of the Company, and Steven E. Gallotta has been appointed Chairman of the Board. Ms. Meredith and Ms. Knott will stay on as consultants to the Company post-closing, with Ms. Meredith to serve as President and Ms. Knott to continue in her role as Chief Financial Officer and Treasurer. In connection with their service as consultants, Ms. Meredith and Ms. Knott have entered into independent contractor agreements with the Company (the “Independent Contractor Agreements”) for a term of six months, which may be extended with the mutual consent of the Company and the applicable consultant. Ms. Meredith and Ms. Knott will be entitled to receive compensation for services performed as consultants in an amount equal to $38,000 per month and $33,000 per month, respectively.

The foregoing description of the Independent Contractor Agreements is qualified in its entirety by reference to the terms of the Independent Contractor Agreements filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the closing of the sale transaction, Mr. O’Brien, Ms. Meredith and Ms. Keogh became entitled to payments under their previously disclosed Change of Control Agreements. Pursuant to their respective Change of Control Agreements, the closing of the sale transaction, plus the termination of each executive from their employment with the Bank, resulted in payments of $850,000 to Mr. O’Brien; $410,000 to Ms. Meredith; and $350,000 to Ms. Keogh, respectively, which payments were made on March 31, 2025.

Item 8.01. Other Events

On April 1, 2025, the Company filed a certificate of dissolution with the Michigan Department of Licensing and Regulatory Affairs in order to wind down and dissolve the Company in accordance with Michigan law and the Company’s previously announced Plan of Dissolution.

On April 1, 2025, the Company issued a press release announcing that the Company’s board of directors has declared an initial liquidating distribution pursuant to its previously announced Plan of Dissolution in the amount of $4.85 per share, or approximately $252 million, payable on April 8, 2025 to shareholders of record as of April 1, 2025 and has set April 1, 2025 as the record date for all future liquidating distributions to shareholders pursuant to the Plan of Dissolution. The Company also announced that it has closed its stock transfer books as of the close of business on April 1, 2025. The Company intends to make a final cash distribution to shareholders subject to first completing the wind down of the Company and paying or providing for the Company’s creditors and existing and reasonably foreseeable debts, liabilities, and obligations in accordance with Michigan law and the Plan of Dissolution.

A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Independent Contractor Agreement, dated as of April 1, 2025, by and between Christine Meredith and Sterling Bancorp, Inc.
10.2	Independent Contractor Agreement, dated as of April 1, 2025, by and between Karen Knott and Sterling Bancorp, Inc.
99.1	Company press release dated March 31, 2025
99.2	Company press release dated April 1, 2025
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, threatened litigation, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Current Report primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2025, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Current Report and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer and Treasurer

Date: April 1, 2025